                                2,750,000 Shares
                                     AMERCO
                                  COMMON STOCK



                             UNDERWRITING AGREEMENT



                                                               December __, 1996



Lehman Brothers Inc.
Salomon Brothers Inc
As Representatives of the several
  Underwriters named in Schedule I
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

         AMERCO, a Nevada corporation (the "Company"), proposes and Paul F. Shoen and Sophia M. Shoen, stockholders of the Company (the "Selling Stockholders"), propose to sell an aggregate of 2,750,000 shares (the "Firm Stock") of the Company's Common Stock, par value $.25 per share (the "Common Stock"). Of the 2,750,000 shares of the Firm Stock, 2,250,000 are being sold by the Company and 500,000 by the Selling Stockholders. In addition, the Company proposes to grant to the Underwriters named in Schedule I hereto (the "Underwriters") an option to purchase up to an additional 337,500 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.

                  1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to each Underwriter as of the date of this Agreement and as of each Delivery Date (defined herein) as follows:
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                  (a) A registration statement on Form S-3 (File No. 333-15485)
         with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to any Delivery Date, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters.

                           As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus, shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act ("Incorporated Documents"), as of the date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system ("EDGAR"). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop order has been issued or threatened by the Commission.

                  (b) The Registration Statement conformed, on the Effective
         Date or (with respect to Incorporated Documents or any Rule 462(b) Registration Statement) on the date of filing thereof
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                                                                               3


         with the Commission, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement on the Effective Date did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus conformed, as of the date hereof and each Delivery Date (as defined below), in all material respects, to the requirements of the Securities Act and the Rules and Regulations, and the Prospectus as of the date hereof and each Delivery Date did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information shall be as set forth in Section 10(c)); the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) Price Waterhouse LLP, whose report is included in the Prospectus, are independent certified public accountants as required by the Securities Act. The financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, results of operations and changes in financial condition of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.

                  (d) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation and is in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole; and none of the subsidiaries of the Company, other than any so identified in Schedule II to this Agreement, is a "Significant Subsidiary," as such term is defined in Rule 405 of the Rules and Regulations under the Securities Act.
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                                                                               4



                  (e) The Company has an authorized capitalization as set forth in the Prospectus, all of the issued shares of capital stock of the Company, including the Stock to be sold by the Selling Stockholders to the Underwriters hereunder, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable (except for the shares of capital stock of Oxford Life Insurance Company and Republic Western Insurance Company that are further assessable to the extent of their respective par values in accordance with Article 14, Section 10 of the Constitution of the State of Arizona) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (f) The unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not subject to any rights of first refusal or other restrictions on transfer, and the Stock will conform to the description thereof contained in the Prospectus; none of the outstanding shares of capital stock, including the Stock to be sold by the Selling Stockholders to the Underwriters hereunder, was issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms.

                  (h) Except as described in or contemplated by the Prospectus, there has not been any material adverse change in, or adverse development that materially affects, the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, from the date as of which information is given in the Prospectus.

                  (i) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its respective articles or certificate of incorporation or by-laws, or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of their properties is subject, where such violation or default would have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. The execution and delivery, fulfillment and consummation of the transactions contemplated by this Agreement will not conflict with or constitute a breach of, or a default (with the passage of time or the giving of notice or otherwise) under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument to which the

         Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any law, rule, administrative regulation, order or decree of any court or any governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties. Except for the orders of the Commission declaring the Registration Statement effective under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and permits and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the transactions contemplated by this Agreement.

                  (j) Except as described in the Prospectus, the Company has not sold or issued any shares of capital stock or issued any options on convertible securities that give the holder thereof the right to acquire any shares of Common Stock, during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                  (k) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and the Prospectus, and prior to each Delivery Date, neither the Company nor any of its subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, declared or paid any dividend on its capital stock or entered into any transactions not in the ordinary course of business which would have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (l) The Company and each of its subsidiaries owns, or has valid rights to use in the manner currently used or proposed to be used, all items of real and personal property which are material and which they reasonably believe are necessary to the business of the Company and its subsidiaries taken as a whole (including without limitation all U-Haul Centers, manufacturing facilities, assembly facilities and service centers described or referred to in the Prospectus), free and clear of all liens, encumbrances and claims which may materially interfere with the use thereof or have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (m) Except as described in the Prospectus, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (n) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge

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         of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change in the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (o) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject that might have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (p) All licenses, permits or registrations required for the business of the Company and each of its subsidiaries, as presently conducted and proposed to be conducted, under any federal, state or local laws, regulations or ordinances (including those related to consumer protection, protection of the environment and regulation of franchising) have been obtained or made, other than any such licenses, permits or registrations, the failure of which to be obtained or made, either individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, and each of the Company and its subsidiaries is in compliance with all such licenses, permits or registrations.

                  (q) Except as disclosed in the Prospectus, the Company and its subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws could not have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is the subject of any pending or threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its subsidiaries' business properties or assets or is in contravention of any Environmental Law that could have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of any Hazardous Material into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. As used herein, "Environmental Laws" means any federal, state or local law, regulation, permit, rule or order of any governmental authority, administrative body or court applicable to the Company's or any of its subsidiaries' business operations or the ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.
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                  (r) Except as described in the Prospectus and set forth on
         Schedule III to this Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right (A) to require the Company to file the Registration Statement or any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or (ii) to require the Company to include such securities owned or to be owned by such person among the securities registered pursuant to the Registration Statement or any other registration statement filed by the Company under the Securities Act.

                  (s) There are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or (with regard to documents required to be filed as exhibits) filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  (t) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus and which is not so described.

                  (u) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "Investment Company Act").

                  (v) The Company is in compliance with all provisions of
         Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                  2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally represents and warrants to each Underwriter as of the date of this Agreement and as of the First Delivery Date (as defined herein) as follows:

                  (a) The Selling Stockholder has, and immediately prior to the First Delivery Date the Selling Stockholder will have, good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by the Selling Stockholder hereunder; and, upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                  (b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with ChaseMellon Shareholder Services, L.L.C., as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by the Selling Stockholder hereunder.

                  (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

                  (d) The Selling Stockholder has full right, power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney; the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Stockholder constitutes the valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with its terms, and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and such permits and similar authorizations as may be required under the securities or "Blue Sky" laws of certain jurisdictions in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

                  (e) The Registration Statement on the Effective Date did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statements or omissions were made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by the Selling Stockholders expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto (such information herein the "Selling Stockholder Information"). Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained in
         Section 1 hereof or the information (other than Selling Stockholder Information) contained in the Registration Statement, including the Prospectus (and any amendment or supplement thereto), the Selling Stockholder (A) does not have any actual knowledge that the representations and warranties of the Company contained in Section 1 hereof are not true and correct; and (B) is familiar with the Registration Statement and does not have any actual knowledge that the Registration Statement contains any untrue statements of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to statements in or omissions from any such document (A) made in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for use in the preparation thereof or (B) to the extent, if any, such statements or omissions are inconsistent with Selling Stockholder Information.

                  (f) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus, as of the date thereof and the Delivery Date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

                  (g) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

                  (h) Neither the Selling Stockholder, nor any of such Selling Stockholder's affiliates (as defined in Rule 2720(b) of the NASD Conduct Rules), directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has other association with, any member firm of the National Association of Securities Dealers, Inc. (the "NASD").


                  3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 2,250,000 shares of the Firm Stock and each of Paul F. Shoen and Sophia M. Shoen hereby agrees to sell 300,000 shares and 200,000 shares, respectively, of the Firm Stock, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule I hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company, and by each Selling Stockholder, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule I represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

                  In addition, the Company grants to the Underwriters an option to purchase up to 337,500 shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in
Schedule I hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the

Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $___ per share.

                  The Company and the Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

                  4.  Offering of Stock by the Underwriters.

                  Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

                  5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Milbank, Tweed, Hadley & McCloy, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

                  At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 3 may be exercised in whole or in part, at any time and from time to time, upon written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

                  Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

                  6.  Further Agreements of the Company.  The Company agrees:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus (i) pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to each Delivery Date except as permitted herein; to notify the Representatives, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Stock) and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering of Stock; to notify the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and each amendment thereto filed with the Commission, including in each case all consents and exhibits filed therewith;

                  (c) To furnish promptly to each of the Representatives copies of the Registration Statement, including all exhibits thereto, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents (including the Incorporated Documents), in each case as soon as available and in such quantities as are reasonably requested;

                  (d) As soon as practicable, but not later than 18 months after the Effective Date, to make generally available to its security holders and to the Representatives an earnings statement of the Company and its subsidiaries conforming with the requirements of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158), covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of
         (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission;

                  (e) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its securityholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchanges upon which the securities of the Company may be listed pursuant to requirements of or agreements with such exchanges or to the Commission pursuant to the Exchange Act or the applicable rules and regulations of the Commission thereunder;

                  (f) Promptly to take such action as the Representatives reasonably may request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

                  (g) For a period of 120 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future, of) any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company (other than the grant of options pursuant to option plans existing on the date hereof), or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of the common stock of the Company, without the prior consent of the Representatives;

                  (h) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

                  (i) Prior to the Effective Date, to apply for the listing or inclusion of the Stock on the Nasdaq National Market System and to use its best efforts to complete such listing, subject only to official notice of issuance, prior to the First Delivery Date;

                  (j) If it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, to provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department;

                  (k) To notify the Underwriters promptly of any downgrading in the rating accorded any debt securities of the Company prior to each Delivery Date, or any proposal to downgrade the rating of any debt securities of the Company, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations under the Securities Act, or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities promptly after the Company learns of such downgrading, proposal to downgrade or public announcement; and

                  (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act.

                  7. Further Agreements of the Selling Stockholder. Each Selling Stockholder agrees:

                  (a) That the Stock to be sold by such Selling Stockholder hereunder, which is represented by the certificates held in custody for such Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by such Selling Stockholder are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or by the occurrence of any other event.

                  (b) To promptly notify the Representatives of any change in the veracity of any information contained in the Preliminary Prospectus, Registration Statement or Prospectus regarding such Selling Stockholder.

                  (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-9.

                  8. Expenses. The Company shall pay or cause to be paid (A) all expenses (including any associated taxes) incurred in connection with the authorization, issuance, sale and delivery of the Stock sold by the Company to the Underwriters, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel for the Underwriters except as set forth in clauses (C) and
(D) below or as otherwise agreed to by the Company) in connection with the preparation, printing, filing, delivery and shipping of any Preliminary Prospectus, the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), the Prospectus and any amendments or supplements thereto and any documents incorporated by reference into any of the foregoing and the printing, delivery and shipping of this Agreement and other underwriting documents, including, but not limited to, any required questionnaires, Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters, the Custody Agreement, the Power of Attorney, Selected Dealer Agreements and any legal investment survey, (C) all filing fees and fees and disbursements and expenses of counsel to the Underwriters incurred in connection with the qualification of the Securities under state securities laws as provided in Section 6(f) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., if any, and fees and disbursements and expenses of counsel to the Underwriters in connection with any application to, and any review of the offering of the Stock conducted by, the National Association of Securities Dealers, Inc., including the preparation of materials therefor, (E) any applicable listing or other fees, (F) the cost and charges of any transfer agent or registrar and (G) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section . It is understood, however, that, except as provided in this Section 8, each of the Underwriters shall pay all of its own costs and expenses, including the fees of its counsel (except as set forth in clauses (C) and (D) above or as otherwise agreed to by the Company) and any advertising expenses incurred in connection with any offers it may make and that neither the Underwriters nor the Company shall have any responsibility for costs and expenses of the Selling Stockholders except as may be set forth in any pre-existing written agreement. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because of any termination pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters as described in Section 11 hereof, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Stock, including in connection with any investigation or preparation made by them in respect of the marketing of the Stock or in contemplation of the performance by them of their obligations hereunder.

                  9. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions of this Agreement, to the performance by the Company and the Selling Stockholders of its obligations under this Agreement and to each of the following additional terms and conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with
         Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with. No order suspending the sale of the Stock in any jurisdiction designated by the Representatives pursuant to Section 6(f) shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

                  (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or any Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreement, the Power of Attorney, the Stock, any Preliminary Prospectus, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement, and the transactions contemplated hereby and thereby, shall be satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives the opinion, addressed to the Underwriters, of Snell & Wilmer L.L.P., counsel for the Company, dated as of each Delivery Date, to the effect that:

                       (i) each of the Company, Oxford Life Insurance Company,
                  an Arizona corporation, and Republic Western Insurance Company, an Arizona corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada or the State of Arizona, as the case may be, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder, and each of Amerco Real Estate Company, a Nevada corporation, and U-Haul International, Inc., a Nevada corporation, is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arizona;

                      (ii) the Company has an authorized capitalization as set
                  forth in the Prospectus and all the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued are fully paid and non-assessable (except for the shares of capital stock of Oxford Life Insurance Company and Republic Western Insurance Company that are further assessable to the extent of their respective par values in accordance with Article 14, Section 10 of the Constitution of the State of Arizona) and, to the best of such counsel's knowledge after due inquiry, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                     (iii) there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock being offered hereunder by the Company, and no rights of first refusal affecting such Stock, pursuant to the Company's articles of incorporation or by-laws or any agreement or other instrument known to such counsel;

                      (iv) to the best knowledge of such counsel, there is no
                  franchise, contract or other document of a character required to be described in any Preliminary Prospectus, the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required or incorporated therein by reference as permitted by the Rules and Regulations; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                       (v) the Registration Statement has become effective under
                  the Securities Act; any required filing of any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) at its date and at such Delivery Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (vi) this Agreement has been duly authorized, executed
                  and delivered by the Company;

                       (vii) no consent, approval, authorization or order of any
                  court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                        (viii) the Stock conforms in all material respects to
                  the description thereof contained in the Prospectus;

                        (ix) the issue and sale of the shares of Stock being
                  delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not (a) conflict with the articles of incorporation or by-laws of the Company or any of its Significant Subsidiaries or (b) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets, except (with regard to clause (b)) for such breaches, violations, or defaults as would not have a material adverse effect on the condition (financial or other), results of operations, assets, business, or prospects of the Company and its Subsidiaries taken as a whole.

                         (x) to the best of such counsel's knowledge, except as
                  described in the Prospectus and set forth on Schedule III to this Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right (A) to require the Company to file the Registration Statement or any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or (ii) to require the Company to include such securities owned or to be owned by such person among the securities registered pursuant to the Registration Statement or any other registration statement filed by the Company under the Securities Act; and

                        (xi) the Company is not, and is not directly or
                  indirectly controlled by, or acting on behalf of any person or entity which is, an "investment company" within the meaning of the Investment Company Act.

                           In rendering such opinion, such counsel may rely, (A) as to matters involving the application of laws of any jurisdiction other than the State of Arizona, the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the application of the laws of the State of Nevada, upon the opinion delivered pursuant to Section 9(e) and, (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Such counsel may assume, for the purposes of such opinion and without investigation, that the substantive laws of the State of New York do not materially differ from the substantive laws of the State of Arizona, and such counsel need express no opinion as to the laws of New York or their applicability to the matters covered by such opinion. References to the Prospectus in this paragraph (d) include any supplements thereto at each Delivery Date.

                  (e) The Representatives shall have received on each Delivery Date an opinion, addressed to Snell & Wilmer L.L.P. and the Representatives, of Lionel, Sawyer & Collins, counsel for the Company, dated such Delivery Date, to the effect that:

                       (i) each of the Company, Amerco Real Estate Company, a
                  Nevada corporation, U-Haul International, Inc., a Nevada corporation, Ponderosa Holdings, Inc., a Nevada corporation, and U-Haul Leasing and Sales Co., a Nevada corporation (each, a "Nevada Subsidiary" and, collectively, the "Nevada Subsidiaries"), has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada, with full power and authority to own or lease its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder and in the Prospectus;

                      (ii) the Company has an authorized capitalization as set
                  forth in the Prospectus and all the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus in all material respects, and all of the issued shares of capital stock of each Nevada Subsidiary have been duly and validly authorized and issued are fully paid and non-assessable and, to the best of such counsel's knowledge after due inquiry, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                     (iii) there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock, and no rights of first refusal affecting the Stock, pursuant to the Company's charter, articles or certificate of incorporation or by-laws or any agreement or other instrument known to such counsel;

                      (iv) no consent, approval, authorization or order of any
                  court or governmental agency or body of the State of Nevada is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                     (v) neither the issuance and sale of the Stock nor the
                  consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of the Nevada Subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of the Nevada Subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Nevada Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Nevada Subsidiaries.

                           As used therein, the phrase "known to counsel" means to such counsel's Actual Knowledge as Actual Knowledge is defined in the Legal Opinion Accord of the ABA Section of Business Law (1991). Such counsel need express no opinion as to laws other than the laws of the State of Nevada and the federal laws of the United States of America.

                           Such counsel may further assume information as to certain contacts between the jurisdictions of New York and the transactions contemplated herein, including the following:

                           (a) substantial negotiations relating to such transactions have taken place in the State of New York,

                           (b) the Company is executing and delivering the Stock in New York to raise proceeds for capital expenditures, working capital and for certain other lawful and authorized ends, and

                           (c) the Representatives, as well as the external counsel representing the Underwriters in connection with such transactions, have their principal offices in the State of New York, and negotiations in connection with such transactions have taken place in certain of their offices, including such offices in New York.

                           In rendering such opinion, such counsel may rely, (A) as to matters involving the application of laws of any jurisdiction other than the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the laws of the State of Arizona, upon the opinion delivered pursuant to Section 5(d), and (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph
         (e) include any supplements thereto at each Delivery Date.

                  (f) The Representatives shall have received on the First Delivery Date an opinion, addressed to the Representatives, of Grover
         T. Wickersham, P.C., counsel for the Selling Shareholders, dated the First Delivery Date, to the effect that:

                      (i) each Selling Stockholder has full right, power and
                  authority to enter into this Agreement, the Custody Agreement and the Power of Attorney; the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, permits and similar authorizations required under the Blue Sky laws of certain jurisdictions in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby;

                      (ii) this Agreement has been duly executed and delivered
                  by or on behalf of such Selling Stockholder;

                     (iii) a Custody Agreement and a Power of Attorney have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms;

                      (iv) immediately prior to the First Delivery Date, such
                  Selling Stockholder had good and valid title to the shares of Stock to be sold by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder hereunder; and upon delivery of such shares and payment therefor pursuant to this Agreement, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims will pass to the several Underwriters; and

                       (v) there are no preemptive or other rights to subscribe
                  for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock being offered hereunder by the Selling Stockholders, and no rights of first refusal affecting such Stock, pursuant to the Company's articles of incorporation or by-laws or any agreement or other instrument known to such counsel.

                                    In rendering such opinion, such counsel may
                  (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of California and (ii) in rendering the opinion in Section 9(f)(iv) above, rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that they believe that both the Underwriters and they are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the

                  First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to such Selling Stockholder on a regular basis and has acted as counsel to such Selling Stockholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to such Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to such Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement or the Prospectus.


                  (g) The Representatives shall have received on each Delivery Date an opinion, addressed to the Representatives, of Gary V. Klinefelter, Secretary and General Counsel of the Company, dated the as of each Delivery Date, to the effect that:

                       (i) each of the Company and its subsidiaries has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full power and authority to own or lease its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                      (ii) all the outstanding shares of capital stock of each
                  subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable (except for the shares of capital stock of Oxford Life Insurance Company and Republic Western Insurance Company that are further assessable to the extent of their respective par values in accordance with
                  Article 14, Section 10 of the Constitution of the State of Arizona), and, except as otherwise set forth in the Prospectus and, except for the shares of capital stock of Picacho Peak Investment Co., all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

                     (iii) there is no pending or threatened action, suit or
                  proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in any Preliminary

                  Prospectus, the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                      (iv) neither the execution and delivery of this Agreement
                  or the issuance and sale of the Stock nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                       (v) to the best knowledge of such counsel, no stop order
                  suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) at its date and at such Delivery Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       (vi) the Company and each of its subsidiaries owns, or
                  has valid rights to use in the manner currently used or proposed to be used to all real and personal property which are material, in each case free and clear of all liens, encumbrances and claims which may materially interfere with the use thereof or have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries;

                       (vii) to the best of such counsel's knowledge and other
                  than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the

                  Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (h) The Representatives shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (i) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated each Delivery Date, to the effect that the signers of such certificate have carefully examined the Preliminary Prospectus, the Registration Statement, the Prospectus and this Agreement and that:

                       (i) the representations and warranties of the Company in
                  this Agreement are true and correct on and as of such Delivery Date with the same effect as if made on such Delivery Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date;

                      (ii) no stop order suspending the effectiveness of the
                  Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                     (iii) since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other) stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (k) On the date hereof, the Company shall have furnished, and on each Delivery Date, the Company shall furnish, a letter addressed to the Representatives, in form and substance satisfactory to the Representatives, from Price Waterhouse LLP, independent public accountants, containing the statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained or incorporated by reference into the Registration Statement and the Prospectus.

                  (l) Subsequent to dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole, or (ii) any change in or affecting the condition (financial or other), stockholders' equity, results of operations, assets, business or prospects of the Company and its subsidiaries, taken as a whole, which in any case referred to in clause (i) or (ii) above, in the judgment of the Representatives, materially impairs the investment quality of the Stock.

                  (m) Prior to such time, none of the following shall have occurred: (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or any other national exchange on which such securities may be listed or trading in the Company's Series A 8 1/2% Preferred Stock shall have been suspended by the Commission or the New York Stock Exchange or any other national exchange on which such securities may be listed, or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crises or (iv) any material adverse change in the existing financial, political or economic conditions in the United States, including any effect of international conditions on the financial markets in the United States, the effect of which is to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the solicitation of offers to purchase the Stock or the purchase of the Stock from the Company, as the case may be.

                  (n) Prior to such time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (o) Prior to each Delivery Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (p) At the date of this Agreement, the Representatives shall have received a lock-up agreement substantially in the form of Exhibit A hereto signed by Edward J. Shoen, Mark V.
         Shoen and James P. Shoen.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Representatives.

                  10.  Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct) and shall reimburse each Underwriter, the directors, officers, employees and agents of each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement or in any Blue Sky Application in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information shall be determined as set forth in Section 10(c)); and provided, further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter, the directors, officers, employees and agents of each Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in that Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling director, officer, employee, agent or person of that Underwriter.

                  (b) The Selling Stockholders, jointly and severally, shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein, any material fact required to be stated therein or necessary to make the statements therein not misleading or
         (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Selling Stockholders shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and in conformity with Selling Stockholder Information, and shall reimburse each Underwriter, the directors, officers, employees and agents of each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, director, officer and employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement or in any Blue Sky Application in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information shall be determined as set forth in Section 10(c)) and provided, further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter, the directors, officers, employees and agents of each Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in that Prospectus. For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. Notwithstanding the provisions of this Section 10(b), the Selling Stockholders' aggregate liability under this Section 10(b) shall be limited to an amount equal to the total net proceeds from the sale of the Stock (before deducting expenses) received by the Selling Stockholders pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any Underwriter or any director, officer, employee, agent or controlling person of that Underwriter.

                  (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, and each Selling Stockholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, controlling person or Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement or a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Selling Stockholders through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer, controlling person or Selling Stockholder for any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or Selling Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, controlling person or Selling Stockholder. The Underwriters severally confirm and the Company and the Selling Stockholders acknowledge that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legends on the inside front cover page of and the information contained under the caption "Underwriting" in, the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Preliminary Prospectus, the Registration Statement and the Prospectus.

                  (d) Promptly after receipt by an indemnified party under this
         Section 10 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this Section 10 the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Stockholder under this Section 10, if, in the reasonable judgment of the Representatives, there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company and Selling Stockholders shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Selling Stockholder. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent (which consent shall not be unreasonably withheld).

                  (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first section of Section 10(d)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and any Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the sale of the Stock (before deducting expenses) received by the Company and the Selling Stockholders on the one hand, and the total commissions received by the Underwriter with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and Selling Stockholders or any Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 10(e). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
         Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Stock underwritten by it through such Underwriter and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Underwriter's obligation to contribute as provided in this Section 10(e) are several and not joint.

                  11. Defaulting Underwriters.

                  If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives, the Company or the Selling Stockholders may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  12. Termination. This Agreement may be terminated for any reason at any time by the Company or any Underwriter upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, if such terminating party is an Underwriter, such termination shall be effective only with respect to such terminating party. In addition, the Company may terminate this Agreement in accordance with the preceding sentence with respect to any one or more of the Underwriters without terminating this Agreement with respect to all of the Underwriters. If, at the time of a termination, an offer to purchase any of the Stock has been accepted by the Company but the time of delivery to the purchaser has not occurred, the provisions of this Agreement shall remain in effect until such Stock is delivered. The agreements contained in Section 6(e), 6(g), 7(a), 8 and 10 and the representations and warranties of the Company in Section 1 and the representations and warranties of the Selling Stockholders in Section 2 shall survive the delivery of the Stock and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  13. Notices. Except as otherwise provided herein, all notices and other communications provided pursuant to the terms of the Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, which shall be confirmed. All communication is effective only upon receipt. Notices to the Underwriters shall be directed to them as follows:

                           Lehman Brothers, Inc.
                           Three World Financial Center
                           [9th Floor]
                           New York, New York  10285
                           Attention:  Syndicate Department
                           Telephone:  (212) []
                           Telecopier: (212) 526-6588

                           Salomon Brothers Inc
                           Seven World Trade Center
                           [32nd Floor]
                           New York, New York  10048
                           Attention:  [             ]
                           Telephone:  (212) [       ]
                           Telecopier: (212) [       ]

                  Notices to the Company shall be directed to it as follows:

                           AMERCO
                           1325 Airmotive Way
                           Suite 100
                           Reno, Nevada  89502-3239
                           Telephone:   (702) 688-6300
                           Telecopier:  (702) 688-6338

                  14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, the Selling Stockholders and their respective successors and assigns. This Agreement is for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement also shall be deemed to be for the benefit of the directors, officers, employees and agents of any Underwriter and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 10(c) shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Securities Act and any agent of the Selling Stockholders and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement.

                  15. Certain Definitions. The word "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations under the Securities Act.

                  16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

                  17. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. Headings. The headings used in this Agreement are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth our agreement, please indicate your acceptance of this Agreement in the space provided for that purpose below.

                                            Very truly yours,

                                            AMERCO


                                            By:___________________________
                                                Name:  Gary V. Klinefelter
                                                Title: Secretary

                                            THE SELLING STOCKHOLDERS:


                                            ------------------------------
                                            Paul F. Shoen

                                            ------------------------------
                                            Sophia M. Shoen


CONFIRMED AND ACCEPTED, as
of the date first above
written for itself and as
Representative of the
several Underwriters named
in Schedule I hereto:

LEHMAN BROTHERS, INC.


By:___________________________
   Name:
   Title:


SALOMON BROTHERS INC

By:___________________________
    Name:
    Title:

                                                                      Schedule I


                                                            Number of
         Underwriters                                        Shares
         ------------                                       ---------

Lehman Brothers Inc.

Salomon Brothers Inc


                                                            ---------------

                                      Total

                                                                     Schedule II
                        List of Significant Subsidiaries
                            pursuant to Section 1(d)



                U-Haul International, Inc. - a Nevada Corporation

                Amerco Real Estate Company - a Nevada Corporation

             Oxford Life Insurance Company - an Arizona Corporation

           Republic Western Insurance Company - an Arizona Corporation

                                                                    Schedule III

                         List of Agreements to Register
                       Securities pursuant to Section 1(r)


1. Share Repurchase and Registration Rights Agreement, dated as of March 1, 1992, among AMERCO, Paul F. Shoen and PAFRAN, INC.

2. Share Repurchase and Registration Rights Agreement, dated as of May 1, 1992, among AMERCO, Sophia M. Shoen and SOPHMAR, INC.

3. Preferred Stock Purchase Agreement, dated August 30, 1996, between AMERCO and Blue Ridge Investments, L.L.C.

4. Registration Rights Agreement, dated as of August 30, 1996, between AMERCO and NationsBank Corporation.

                                                                       Exhibit A

                    [Form of lock-up from other stockholders
                            pursuant to Section 9(p)]



Lehman Brothers Inc.
Salomon Brothers Inc
As Representatives of the several
  Underwriters named in Schedule I
  to the Underwriting Agreement
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

         Re:      Proposed Public Offering by AMERCO

Dear Sirs:

         The undersigned, a stockholder and director of AMERCO, a Nevada corporation (the "Company"), understands that Lehman Brothers Inc. and Salomon Brothers Inc (the "Representatives") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and the Selling Stockholders referred to therein providing for the public offering of shares (the "Securities") of the Company's Common Stock, par value $.25 per share (the "Common Stock"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 120 days from the date of the Prospectus, the undersigned will not, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future, of) any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company, or sell or grant options, rights or warrants with respect to any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company, or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of the common stock of the Company, without the prior consent of the Representatives.

                                                  Very truly yours,

                                                  Signature: ___________________

                                                  Print Name: __________________

                                     AMERCO

                                CUSTODY AGREEMENT

                  THIS AGREEMENT, dated as of December __, 1996, among AMERCO, a Nevada corporation (the "Company"), the undersigned stockholders of the Company (the "Selling Stockholders") and ChaseMellon Shareholder Services, L.L.C., a Delaware limited liability company, as custodian (the "Custodian").

                              W I T N E S S E T H:

                  WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (File No. 333-15485) on Form S-3 (the "Registration Statement") in connection with the proposed offer and sale to the public of shares of its Common Stock, par value $.25 per share (the "Common Stock"), to be offered and sold by the Company and by and on behalf of the Selling Stockholders (the "Public Offering"); and

                  WHEREAS, to induce Lehman Brothers Inc. and Salomon Brothers Inc, the representatives (the "Representatives") of the several underwriters of the Public Offering (the "Underwriters"), to enter into the Underwriting Agreement referred to in Section 3 hereof, and to assure the Underwriters that the shares of Common Stock to be offered by the Selling Stockholders in accordance with its previous request to the Underwriters will be delivered to the Representatives at the closing of the Public Offering and to provide for the orderly processing of the Registration Statement and sale of such shares of Common Stock, it is necessary and in the best interests of the Selling Stockholders and the Company to enter into the following agreement;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Appointment of Custodian. The Custodian is hereby appointed to act and to hold and dispose of the shares of the Selling Stockholders' Common Stock to be offered and sold under the terms of the Registration Statement pursuant to the instructions of the Selling Stockholders or an attorney-in-fact for the Selling Stockholders (each, an "Attorney-in-Fact") appointed by the Selling Stockholders pursuant to a power of attorney executed by the Selling Stockholders and attached hereto as Appendix I (the "Power of Attorney"), all in accordance with the terms and conditions of this Agreement.

                  2. Deposit of Shares. On or prior to the execution of this Agreement, the Selling Stockholders shall have deposited with the Custodian certificates in negotiable form representing the number of shares of Common Stock set forth opposite such Selling Stockholders' name on Exhibit A hereto (the "Deposit Stock"), registered in its name (or the names of its nominee if properly identified) and duly endorsed in blank for transfer by separate stock power, the signatures thereto being guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York Stock or American Stock Exchanges. The stock certificates and the separate endorsed stock powers shall have been delivered to the Custodian at the address set forth in Section 10 hereof for deposit with the Custodian. Upon the reasonable request of the Custodian, the Selling Stockholders agree to furnish any other documentation which the transfer agent of the Company may request in order to assure the sale and transfer of the Deposit Stock.

                  The Deposit Stock represented by the certificates so deposited with the Custodian by the Selling Stockholders are subject to the interests hereunder of the Underwriters; provided, however, that until payment by the Underwriters of the purchase price for the Deposit Stock, the Selling Stockholders shall remain the owner of the Deposit Stock and shall have the right to vote the Deposit Stock and to receive all dividends and distributions therefrom; the arrangements for the custody and delivery of such certificates made by the Selling Stockholders hereunder are not subject to termination by any acts of the Selling Stockholders, or by operation of law, whether by the death or incapacity of such Selling Stockholders or the occurrence of any other event, except as provided in Section 4 hereof; and if any such death, incapacity or any other such event shall occur before the delivery of the Deposit Stock hereunder, the Custodian is nevertheless fully authorized and directed to deliver certificates for the Deposit Stock in accordance with the terms and conditions of this Agreement and the Underwriting Agreement (as defined below) as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                  3. Underwriting Agreement. The Selling Stockholders acknowledge receipt of a draft of an underwriting agreement among the Company, the Selling Stockholders and the Underwriters relating to the offering of shares of Common Stock and the purchase thereof by the Underwriters, a copy of which is attached hereto as Appendix II. The definitive underwriting agreement, to be in substantially the form of such draft (the "Underwriting Agreement"), will set forth the terms and conditions of the sale and purchase of said shares and provide for the rights and responsibilities, and the representations, warranties, covenants and indemnities, which will be expected of the Selling Stockholders in connection therewith. It is understood that the Underwriting Agreement will be executed by the Representatives, the Company, and by either the Selling Stockholders or by an Attorney-in-Fact on behalf of the Selling Stockholders, effective after the Registration Statement becomes effective with the Securities and Exchange Commission (the "Commission"), at which time the price to be paid to the Selling Stockholders by the Underwriters for the Common Stock being offered will be inserted in the Underwriting Agreement; provided, however, the public offering price at which the Deposit Stock is sold shall be subject to the limitations set forth in Paragraph l(a) of the Power of Attorney. The Selling Stockholders hereby approve the draft of the Underwriting Agreement attached hereto as Appendix II, together with any and all such changes thereto as are approved by any Attorney-in-Fact; provided, however, that no such changes represent for the undersigned any material adverse change from the provisions of Appendix II hereto.

                  4. Custodian to Act on Direction of Attorneys-in-Fact. The Attorneys-in-Fact, and each of them, have been authorized pursuant to the Power of Attorney to execute and deliver the Underwriting Agreement on behalf of the Selling Stockholders who have executed such Power of Attorney and to direct at the First Delivery Date referred to in the Underwriting Agreement the release of all of the Deposit Stock to the Underwriters pursuant to the terms of the Underwriting Agreement. The Custodian is hereby authorized and directed to deliver the Deposit Stock pursuant to instructions from the Underwriters at the First Delivery Date upon receipt of (a) a wire transfer of immediately available funds, in an amount sufficient to pay the Selling Stockholders the aggregate purchase price for the Deposit Stock purchased on the First Delivery Date less transfer taxes, if any, and (b) instructions from either the Selling Stockholders or their Attorney-in-Fact so to release such shares. The Custodian shall have no liability whatsoever for releasing the Deposit Stock to the

Underwriters in accordance with the provisions of the foregoing sentence; provided, that the foregoing shall not affect or in any way limit the indemnification or other provisions contemplated by the Underwriting Agreement. If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby consummated prior to January 31, 1997 (or such later date as shall be agreed to by the parties hereto), then the Custodian is to return to the Selling Stockholders all of the Deposit Stock held by the Custodian for the Selling Stockholders at the address set forth on the signature page hereto, and shall destroy all stock powers relating thereto delivered to it pursuant to
Section 2 hereof. Upon the mailing of all or a portion of the Deposit Stock to the Selling Stockholders in accordance with this Section 4, the Custodian shall have no further responsibility hereunder.

                  5. Representations and Warranties of Selling Stockholders. Each Selling Stockholder severally represents and warrants to the Company and each Underwriter as follows:

                  (a) The representations and warranties to be set forth in
Section 2 of the Underwriting Agreement (in substantially the form attached hereto) are true and correct;

                  (b) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder and constitutes a legal and binding obligation of the Selling Stockholder, enforceable in accordance with its terms;

                  (c) The Selling Stockholder has full legal right, capacity, power and authority to execute this Agreement, to enter into the Underwriting Agreement and to sell, transfer, assign and deliver the Deposit Stock to be sold by the Selling Stockholder in accordance with the Underwriting Agreement and valid and marketable title to such Deposit Stock will be passed to the Underwriters pursuant to the Underwriting Agreement;

                  (d) The information concerning the Selling Stockholder which will be in the preliminary prospectus, the Registration Statement, the final prospectus and any amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be therein or necessary to make statements therein not misleading; and

                  (e) The attention of the Selling Stockholder has been directed to the rules of the Commission which prohibit Selling Stockholders from bidding for or purchasing any shares of the Common Stock, or attempting to induce anyone else to bid for or purchase any such shares, or taking any other action which might tend to stabilize or raise the price of the shares of Common Stock, until the distribution of Common Stock pursuant to the Registration Statement has been completed; the Selling Stockholder has not taken and will not take, directly or indirectly, any action which would violate the foregoing rules.

                  Each Selling Stockholder hereby further represents and warrants that the foregoing representations and warranties will be true and correct on the date the Underwriting Agreement is executed and at the First Delivery Date referred to in the Underwriting Agreement. The Selling

Stockholders will immediately notify the Attorneys-in-Fact, the Company and the Underwriters of the occurrence of any event which shall cause the representations, warranties and agreements contained herein not to be true and correct during the period of the Public Offering of the Common Stock.

                  For purposes of rendering an opinion pursuant to the Underwriting Agreement, Grover T. Wickersham, P.C. may rely on the representations and warranties of the Selling Stockholders set forth herein and in the Underwriting Agreement as if said representations and warranties had been set forth in a separate certificate addressed to said counsel at and as of the Delivery Date; and for purposes of delivering any certificate on behalf of the Selling Stockholders which may be required in connection with the delivery of the Deposit Stock, pursuant to the Underwriting Agreement, the Attorneys-in-Fact may rely on the representations and warranties of the Selling Stockholders set forth herein and in the Underwriting Agreement as if said representations and warranties had been set forth in a separate certificate directed to the Attorneys-in-Fact at the Delivery Date.

                  6. Payment to Selling Stockholders.

                  (a) The Selling Stockholders hereby direct the Custodian to receive payment for such Selling Stockholders' shares of Deposit Stock, such payment to be made by the representatives of the several Underwriters by wire transfer of immediately available funds for the purchase price of the Deposit Stock upon delivery of the appropriate number of shares of Deposit Stock, all in accordance with the terms and conditions of the Underwriting Agreement and
Section 4 hereof.

                  (b) Upon receipt of such payment from the Representatives by the Custodian, the Custodian shall promptly forward to the Selling Stockholders to the account(s) designated in writing by the Selling Stockholders such wire transferred funds for the purchase price of such Selling Stockholders' Deposit Stock as set forth in the Underwriting Agreement.

                  7. Return of Common Stock. In the event the Deposit Stock is not sold pursuant to the Underwriting Agreement because of the limitations set forth in Section 3 of this Agreement, then the Custodian shall promptly return the Deposit Stock to the Selling Stockholders at the addresses set forth on the signature page hereto. Upon the mailing of all or a portion of the Deposit Stock to the Selling Stockholders in accordance with this Section 7, the Custodian shall have no further responsibility hereunder.

                 8. Extent of Duties and Obligations of Custodian. In all respects, the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement, and the Custodian shall not be liable for any act or failure to act on its part hereunder except for gross negligence or willful misconduct, and shall be fully protected, as against the Selling Stockholders, in any such action as the Custodian may take hereunder in reliance on advice of accountants, attorneys or other independent experts selected by it (which may include attorneys employed by the Custodian or outside counsel). No implied covenants or obligations shall be read into this Agreement against the Custodian. None of the provisions contained in this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, hereunder.

                  Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto, the Underwriters, the Attorneys-in-Fact, Grover T. Wickersham, P.C., the Selling Stockholders, such other counsel who may render an opinion on behalf of such Selling Stockholders and Milbank, Tweed, Hadley & McCloy, as counsel to the Underwriters, any legal or equitable right, remedy or claim under or in respect to this Agreement or under or in respect of any covenant, condition or provision herein contained.

                  Notwithstanding anything in this Section 9 to the contrary, the foregoing shall not affect or in any way limit the indemnification or other provisions contemplated by the Underwriting Agreement.

                  9. Effective Date of Agreement. This Agreement shall become effective with respect to the Selling Stockholders upon receipt of a copy of this Agreement, duly executed by the Selling Stockholders, by the Custodian at the following address:

                  [                    ]
                  [                    ]
                  [                    ]
                  [                    ]

                  10. Definitions. The words "it" and "its" shall be construed where appropriate, to be singular or plural, or masculine, feminine or neuter.

                  11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

                  12. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  13. Successors. This Agreement shall be binding upon the parties and their heirs, legal representatives, distributees, successors and assigns.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                   AMERCO


                                   By:
                                      -------------------------------------
                                     Name:   Gary V. Klinefelter
                                     Title:  Secretary


                                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                     as Custodian


                                   By:
                                      -------------------------------------

SELLING STOCKHOLDERS:

---------------------------------
Name:        Paul F. Shoen
Address:     P.O. Box 524
             Glenbrook, NV  89413


---------------------------------
Name:        Sophia M. Shoen
Address:     5104 N. 32nd Street
             Phoenix, AZ  85018

                                                                       Exhibit A




                                                                  Number of
                                                                  Shares of
     Selling Stockholders                                        Common Stock
     --------------------                                        ------------
1.  Paul F. Shoen                                                  300,000
2.  Sophia M. Shoen                                                200,000
                                                                   -------

                                         Total                     500,000
                                                                   =======

                                   Appendix I

                                     AMERCO

                         Public Offering of Common Stock

              Irrevocable Power of Attorney of Selling Stockholder

[              ]
[              ]
[              ]
[              ]

                  The undersigned stockholder of AMERCO, a Nevada corporation (the "Company"), understands that it is contemplated that the undersigned stockholder of the Company (the "Selling Stockholder"), will sell shares of Common Stock, par value $.25 per share (the "Common Stock"), of the Company to certain underwriters to be named in the underwriting agreement (referred to below), represented by Lehman Brothers Inc. and Salomon Brothers Inc, the representatives (the "Representatives") of the several underwriters (the "Underwriters"), which Underwriters propose to offer and sell such shares to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (File No. 333-15485) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register the shares to be offered under the Securities Act of 1933, as amended.

                  Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement (the "Custody Agreement") pursuant to which certificates for the number of shares of Common Stock to be sold by the undersigned as set forth at the end of this instrument are being deposited with ChaseMellon Shareholder Services, L.L.C., as custodian (the "Custodian").

                  Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Custody Agreement.

                  1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints the Custodian, Grover T. Wickersham and Debra K. Weiner as attorneys-in-fact (individually, an "Attorney" and collectively, the "Attorneys") of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock in connection with the Registration Statement by the undersigned except as specifically limited herein, including, but not limited to, the power and authority to take any and all of the following actions:

                  (a) to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement (defined below) the number of shares of Common Stock of the Company to be sold to the Underwriters specified below and represented by the certificates deposited by the undersigned with the Custodian pursuant to the Custody Agreement, at a purchase price per share to be paid by the Underwriters, as determined by negotiation between the Company and the Representatives;

                  (b) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned's obligations under the Underwriting Agreement substantially in the form of the agreement filed as Appendix II to the Custody Agreement (such agreement, in the form in which executed, being herein called the "Underwriting Agreement") receipt of a copy of which is hereby acknowledged, among the Company, the Selling Stockholders and the Underwriters, containing such additions to or changes in the terms, provisions and conditions thereof, as the Attorney in his or her sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(a) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the Public Offering of such shares by the Underwriters;

                  (c) to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or in his or her sole discretion shall determine, with respect to (i) the transfer on the books of the Company of the shares of Common Stock of the Company to be sold by the undersigned to the Underwriters in order to effect such sale including giving the name in which new certificates for such shares are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such shares against receipt by the Custodian of the purchase price to be paid therefor and (iii) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares sold by the undersigned to the Underwriters relating to the Public Offering contemplated in the Registration Statement;

                  (d) to retain legal counsel in connection with any and all matters referred to herein;

                  (e) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the number of shares of Common Stock specified below to be sold to Underwriters;

                  (f) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the shares of Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

                  (g) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

                  (h) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of shares of Common Stock to the Underwriters and the Public Offering thereof in connection with the Registration Statement, as fully as could the undersigned if personally present and acting.

                  2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney; this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the shares of Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such shares of Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian or the Attorneys, or any one of them, shall have received notice of such event.

                  Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby consummated prior to January 31, 1997 (or such later date as shall be agreed to by the undersigned), then from and after such date, this Power of Attorney shall be terminated; subject, however, to all lawful action done or performed by the Attorneys, or any one of them, pursuant to this Power of Attorney prior to such date.

                  3. The undersigned ratifies all that the Attorneys, or any one of them, shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

                  4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Delivery Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by the Representatives.

                  5. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

                  6. The undersigned hereby agrees to indemnify and hold harmless the Attorneys against any and all expenses, losses, claims, damages or liabilities, joint or several, to which they may become subject insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any action taken or omitted to be taken by said Attorney pursuant hereto, except if such expenses, losses, claims, damages or liabilities shall result from the gross negligence or willful misconduct of said Attorney. It is understood that the Attorneys (acting in that capacity alone) shall serve without compensation.

                  7. This Power of Attorney shall be governed by and construed in accordance with the laws of New York (without regard to principles of choice of law).

Date: December __, 1996

Number of Shares
of Common Stock to Be                   _____________________________
Sold to Underwriters:                   Signature

_________ Shares                        Signature Guaranteed by:

                                             ___________________________________
                                             Authorized Signature

                                             By

                                             (Note: The signature must be
                                             guaranteed by a commercial bank or
                                             trust company having an office or
                                             correspondent in the United States
                                             or by a member firm of the New York
                                             or American Stock Exchanges)

                                   Appendix II

                            (Underwriting Agreement)